May 1, 2025 CLOI
VanEck® CLO ETF
Summary Prospectus
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.vaneck.com/us/en/etf-mutual-fund-finder/etfs/documents/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
The VanEck® CLO ETF (the "Fund") seeks capital preservation and current income.
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.40%
(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2026.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$41
3	$128
5	$224
10	$505
PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that normally invests at least 80% of its total assets in investment grade-rated debt tranches of collateralized loan obligations (“CLOs”) of any maturity. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. Investment grade CLO securities are rated inclusive and above BBB- by S&P Global Ratings or Baa3 Moody’s Investors Service, Inc. (or equivalent rating issued by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Adviser and/or PineBridge Investments LLC, the Fund’s sub-adviser (the “Sub-Adviser”). The Fund will not invest in any CLO equity security or in any CLO debt security rated below BB-/Ba3 or if unrated, determined to be of comparable credit quality by the Adviser and/or the Sub-Adviser. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. This percentage limitation applies at the time of the investment.
For purposes of the Fund’s investment policies, CLOs are trusts that are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, and including “covenant lite” loans, which have few or no financial maintenance covenants. CLOs may also hold debt securities rated below investment grade. The Fund is actively managed and does not seek to track the performance of any particular index.
The Fund intends to invest primarily in CLO securities that are U.S. dollar denominated. However, the Fund may from time to time invest up to 30% of its net assets in CLO securities that are denominated in foreign currencies. To the extent the Fund invests in non-U.S. dollar denominated securities, it may seek to hedge its exposure to foreign currency to U.S. dollars, as described more fully below.
The Fund may purchase CLO securities both in the primary (e.g. purchased directly from the issuer) and secondary markets. The Sub-Adviser uses a bottom-up analysis to select CLO investments which considers several factors, including an assessment of the CLO manager, the CLO’s underlying collateral, performance under various stress scenarios and an analysis of the CLO’s documentation and structural terms. The Fund’s portfolio is constructed using this bottom-up security-level analysis, combined with a top-down overlay which incorporates the Sub-Adviser’s credit views as well as risk factor positioning.
The Fund may invest in derivatives in order to seek to mitigate risks associated with the Fund’s existing portfolio of CLOs. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, currencies, or market indices. The Fund currently expects that its use of derivatives will be limited to currency forward contracts or futures contracts to hedge certain foreign currency exposure. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities.
The Fund may invest up to 10% of its net assets in affiliated or non-affiliated ETFs. The Fund may invest a portion of its assets in cash or other short-term instruments, such as money market instruments or money market funds, while deploying new capital, for liquidity management purposes, managing redemptions, or for defensive purposes, including navigating unusual market conditions.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”) and, therefore, may invest a greater percentage of its assets in a particular issuer.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
CLO Risk. The risks of investing in CLO securities include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. However, ratings do not constitute a guarantee of credit quality and may be downgraded, and in stressed market environments it is possible that even senior CLO debt tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLO securities will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLO securities are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default of the underlying asset.
Debt Securities Risk. Variable-and floating-rate debt obligations (including CLOs and the portfolio of loans underlying the CLOs), as well as fixed-income debt instruments are subject to the following risks:

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Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLO securities, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.
Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates may not accurately track market interest rates.
Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Ratings provided by NRSROs represent their opinions of the claims-paying ability of the entities rated by them. Such ratings are general and are not absolute standards of quality. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, which in turn could cause in a decline in the Fund’s income.
Extension Risk. During periods of rising interest rates, certain debt obligations potentially including the portfolio of loans underlying a CLO will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Yield Securities Risk. The Fund may invest in CLO debt tranches that are rated below investment grade. Additionally, CLOs may hold below-investment grade securities and certain of the underlying loans in which a CLO may invest may be rated below investment grade. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates.

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Valuation Risk. Valuation Risk is the risk that one or more of the debt securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tranched structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Covenant Lite Loans Risk. Certain of the underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.
CLO Manager Risk. CLOs are managed by investment advisers independent of the Adviser and the Sub-Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the proceeds received by the Fund from its investments and/or the revenues received by the CLO issuer may be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Investment Focus Risk. Because the Fund invests primarily in CLO securities it is susceptible to an increased risk of loss due to adverse occurrences in the CLO market, generally, and in the various markets impacting the portfolios of loans underling these CLO securities. The Fund’s CLO investment focus may cause the Fund to perform differently than the overall financial market and the Fund’s performance may be more volatile than if the Fund’s investments were more diversified across financial instruments and or markets.
Newly Issued Securities Risk.The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Extended Settlement Risk. Newly issued CLO securities purchased in the primary market typically experience delayed or extended settlement periods, possibly longer than seven days. In the period following such a purchase and prior to settlement these CLO securities may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO security prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

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Affiliated Fund Investment Risk. In managing the Fund, the Adviser and/or the Sub-Adviser have the ability to select underlying funds which they believe will achieve the Fund’s investment objective. The Adviser and/or the Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the Adviser and/or the Sub-Adviser may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by the Adviser and/or the Sub-Adviser or their affiliates rather than investing in funds managed or sponsored by others.
Management and Capital Preservation Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide capital preservation and current income, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
Derivatives Risk. Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Counterparty risk also refers to the related risks of having concentrated exposure to such a counterparty. A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses. The Fund may also face the risk that it may not be able to meet margin and payment requirements and maintain a derivatives position.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Currency Management Strategies Risk. The Fund may use currency forward contracts or futures contracts to hedge certain foreign currency exposure. This strategy is generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment.
Currency management strategies, including the use of forward currency contracts, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-Adviser anticipates. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Sub-Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. Because the Fund may utilize these types of instruments, it will be especially subject to currency management strategies risk.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value to the extent not offset by the transaction fee payable by an Authorized Participant.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain

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disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Sub-Adviser Risk. The Sub-Adviser may have little experience managing registered investment companies which are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s net asset value, the intraday value of the Fund’s holdings and supply and demand for Shares. Shares may trade above, below, or at their most recent net asset value. Factors including disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares. The securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Shares are traded. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the exchange and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and a shareholder may be unable to sell his or her Shares.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad-based benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years

Best Quarter:	2.48%	3Q 2023
Worst Quarter:	1.76%	4Q 2024
Average Annual Total Returns for the Periods Ended December 31, 2024
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (06/21/2022)
VanEck CLO ETF (return before taxes)	8.14%	8.22%
VanEck CLO ETF (return after taxes on distributions)	5.24%	5.71%
VanEck CLO ETF (return after taxes on distributions and sale of Fund Shares)	4.78%	5.22%
J.P. Morgan CLO IG Index (reflects no deduction for fees, expenses or taxes)*	7.72%	8.03%
J.P. Morgan Collateralized Loan Obligation Index (reflects no deduction for fees, expenses or taxes)	8.31%	8.51%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	1.47%	2.14%
* Effective May 1, 2025, the J.P. Morgan CLO IG Index replaced the J.P. Morgan Collateralized Loan Obligation Index as the Fund’s performance benchmark.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Investment Sub-Adviser. PineBridge Investments LLC.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis Rodilosso	Portfolio Manager	June 2022

Name	Title with Sub-Adviser	Date Began Managing the Fund
Laila Kollmorgen	Portfolio Manager	June 2022

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PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or a dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than net asset value, Shares of the Fund may trade at a price greater than net asset value (i.e., a “premium”) or less than net asset value (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s net asset value, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333 | vaneck.com
CLOISUM	(05/2025)